SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check appropriate box:

|_|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                              SONO-TEK CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_| Fee computed based on table below per Exchange Act Rules 14a-6(i)94) and 0-11.

      1)    Title of each class of securities to which transaction applies:
            ____________________________________________________________________

      2)    Aggregate number of securities to which transaction applies:
            ____________________________________________________________________

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth The amount on which the filing fee is calculated and state how it was determined:
            ____________________________________________________________________

      4)    Proposed maximum aggregate value of transaction: ___________________

      5)    Total fee paid: ____________________________________________________

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid. Previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid: ____________________________________________

      2)    Form, Schedule or Registration Statement No.: ______________________

      3)    Filing Party: ______________________________________________________

      4)    Date Filed: ________________________________________________________

                              SONO-TEK CORPORATION
                                  2012 Route 9W
                             Milton, New York 12547

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  TO BE HELD ON

                                 AUGUST 19, 2004

The 2004 Annual Meeting of Shareholders of Sono-Tek Corporation (the "Company") will be held at the Inn at Buttermilk Falls, 220 North Road, Milton, New York 12547 on August 19, 2004 at 10:00 a.m., local time, for the following purposes:

      1. To elect two (2) Directors of the Company to serve until the 2005 Annual Meeting of Shareholders of the Company and two (2) Directors of the Company to serve until the 2006 Annual Meeting of Shareholders of the Company.

      2. To ratify the appointment of Radin, Glass & Co., LLP as the Company's independent auditors for the fiscal year ended February 28, 2005.

      3. To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on June 25, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. A list of shareholders entitled to vote will be available for examination by interested shareholders at the offices of the Company, 2012 Route 9W, Milton, New York 12547 during ordinary business hours until the meeting.


Claudine Y. Corda, Secretary


                              Dated: July 16, 2004


             YOUR VOTE IS IMPORTANT. EVEN IF YOU DESIRE TO ABSTAIN,

          PLEASE SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING

                             POSTAGE PAID ENVELOPE.

                              SONO-TEK CORPORATION
                                  2012 Route 9W
                             Milton, New York 12547

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                 AUGUST 19, 2004

The accompanying proxy is solicited by the Board of Directors of SONO-TEK CORPORATION, a New York corporation (the "Company"), for use at the 2004 Annual Meeting of Shareholders of the Company to be held on August 19, 2004.

All Proxies that are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the shareholder's instructions contained in such Proxy. In the absence of contrary instructions, shares represented by such proxy will be voted
(i) FOR approval of the election of each of the individuals nominated as Directors set forth herein and (ii) FOR the ratification of the appointment of Radin, Glass & Co., LLP as the Company's auditors for the fiscal year ending February 28, 2005. A shareholder may revoke his or her Proxy at any time before it is exercised by filing with the Secretary of the Company at its offices in Milton, New York either a written notice of revocation or a duly executed Proxy bearing a later date, or by appearing in person at the 2004 Annual Meeting and expressing a desire to vote his or her shares in person. All costs of this solicitation are to be borne by the Company.

Abstentions will be treated as shares present and entitled to vote for quorum purposes but as not voted for purposes of determining the approval of any matters submitted to the shareholders for a vote. Except as otherwise provided by law or by the Company's certificate of incorporation or bylaws, abstentions will not be counted in determining whether a matter has received a majority of votes cast. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. Broker non-votes are not counted for quorum purposes.

This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders, the Proxy, and the 2004 Annual Report to Shareholders are intended to be mailed on or about July 16, 2004 to shareholders of record at the close of business on June 25, 2004. At said record date, the Company had 11,039,069 outstanding shares of common stock.

                          ITEM 1. ELECTION OF DIRECTORS

The Board of Directors is divided into two classes. The Directors in each class are to serve for a term of two years, and until their respective successors are duly elected and qualify. Two (2) Directors will be elected at the Annual Meeting by plurality vote to hold office until the Company's 2005 Annual Meeting of Shareholders and until their successors shall be duly elected and shall qualify and two (2) Directors will be elected at the Annual Meeting by plurality vote to hold office until the Company's 2006 Annual Meeting of Shareholders and until their successors shall be duly elected and shall qualify.

Management intends to vote the accompanying Proxy FOR election as Directors of the Company, the nominees named below, unless the Proxy contains contrary instructions. Proxies that direct the Proxy holders to withhold voting in the matter of electing Directors will not be voted as set forth above. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement. On all matters that may properly come before the 2004 Annual Meeting, each share has one vote. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors.

NOMINEES FOR DIRECTORS

Nominees for election to term expiring 2005

The following two (2) persons are nominated for election as Directors of the Company to hold office until the Company's 2005 Annual Meeting of Shareholders.

EDWARD J. HANDLER, Esq., 67, is an attorney in the law firm of Kenyon & Kenyon, one of the Company's intellectual property counsels. Mr. Handler's term will commence on October 1, 2004, coincident with his retirement from his law firm. Mr. Handler has 40 years experience in all aspects of intellectual property, including patents, trade secrets, trademarks and copyrights, including litigation and other adversarial proceedings. He is a member of a number of intellectual property Bar Associations and general Bar Associations. Mr. Handler is past President of the West Point Society of New York and a past Trustee if the Association of Graduates, U.S. Military Academy. He holds a J.D. degree from the University of Virginia Law School in 1964 and a B.S. in Engineering Science from the United States Military Academy in 1960.

PHILIP STRASBURG, CPA, 65, is a retired partner from the firm of Anchin Block and Anchin, LLP and has 40 years of experience in auditing. He was the lead partner on the Sono-Tek account from Fiscal 1994 to Fiscal 1996.
Mr. Strasburg is a certified public accountant in New York State. He has a Master of Science in economics from The London School of Economics and Political Science and a Bachelors of Science degree from Lehigh University, where he majored in business administration. He is a member of the Board of Directors of the Westchester Public/Private Partnership for Aging Services.

Nominees for election to term expiring 2006

The following two (2) persons are nominated for election as Directors of the Company to hold office until the Company's 2006 Annual Meeting of Shareholders.

DR. DONALD F. MOWBRAY, 66, has been a Director of the Company since August 2003 and has been an independent consultant since August 1997. From September 1992 to August 1997 he was the Manager of the General Electric Company's Corporate Research and Development Mechanical Engineering Laboratory. From 1962 to 1992 he worked for the General Electric Company in a variety of engineering and managerial positions. Dr. Mowbray received a B.S. in Aeronautical Engineering from the University of Minnesota in 1960, a Master of Science in Engineering Mechanics from the University of Minnesota in 1962 and a Ph.D. from Rensselaer Polytechnic Institute in Engineering Mechanics in 1968.

SAMUEL SCHWARTZ, 84, has been a Director of the Company since August 1987, and was Chairman of the Board from February 1993 to May 1999. In April 2001, he accepted the position as Acting Chairman of the Board. He became Chairman in August 2001. From 1959 to 1992, he was the Chairman and Chief Executive Officer of Krystinel Corporation, a manufacturer of ceramic magnetic components used in electronic circuitry. He received a B.CH.E. from Rensselaer Polytechnic Institute in 1941 and a M.CH.E. from New York University in 1948.

DIRECTORS CONTINUING AS DIRECTORS

DR. HARVEY L. BERGER, 65, has been a Director of the Company since June 1975. He was President of the Company from November 1981 to September 1984 and from September 1985 until April 2001. From September 1986 to September 1988, he also served as Treasurer. He was Vice Chairman of the Company from March 1981 to September 1985. Dr. Berger holds a Ph.D. in physics from Rensselaer Polytechnic Institute and is a member of the Marist College Advisory Board.

DR. CHRISTOPHER L. COCCIO, 63, has been a Director of the Company since June 1998. From 1964 to 1996, he held various engineering, sales, marketing and management positions at General Electric Company, with P&L responsibilities for up to $100 million in sales and 500 people throughout the United States. His business experience includes both domestic and international markets and customers. He founded a management consulting business in 1996, and worked with the New York State Assembly's Legislative Commission on Science and Technology from 1996 to 1998. From 1998 to 2001, he worked with Accumetrics Associates, Inc., a manufacturer of digital wireless telemetry systems, as Vice President of Business Development and member of the Board of Advisors. Dr. Coccio received a B.S.M.E. from Stevens Institute of Technology, a M.S.M.E. from the University of Colorado, and a Ph.D. from Rensselaer Polytechnic Institute in Chemical Engineering. He was appointed President and Chief Executive Officer of Sono-Tek on April 30, 2001.

Directors are presently paid no fee for their service as directors. Commencing March 1, 2002, each non-employee Director is reimbursed $100 per Board of Directors meeting they attend for travel expenses. In May 1999, the Company's Board of Directors adopted a program to award its non-employee directors 10,000 stock options in consideration of each year of service to the Company to commence with the 1999 election of Directors. On August 23, 2003, Donald F. Mowbray, a non-employee director, was elected to the Board of Directors. He was granted 20,000 stock options, exercisable at fair market value, which vest 50% after the completion of one year of service and 50% after completion of the second year of service. .

The Board of Directors held five meetings in the fiscal year ended February 29, 2004. Each Director attended 100% of the meetings of the Board and committee meetings of which he was a member.

The Board of Directors does not maintain a standing nominating committee. All members of the Board of Directors participate in the selection of candidates for nomination as Directors of the Company. The Board of Directors will consider nominees recommended by shareholders; no special procedure needs to be followed in submitting such recommendation.

The compensation of the executive officers of the Company is set by the Company's Board of Directors based upon the recommendations of the Compensation Committee, composed of Messrs. Schwartz and Mowbray, non-employee Directors of the Company. The Compensation Committee met once during Fiscal Year 2004. Compensation is set at levels believed to be competitive with executive officers with similar qualifications, experience and responsibilities of similar businesses. Such individuals receive a base salary and incentive compensation based on the achievement of certain operating objectives. The Compensation Committee serves an advisory function only.

The Company's Board of Directors has an Audit Committee composed of Messrs. Schwartz and Mowbray, independent Directors of the Company. The Board of Directors has adopted a charter for the Audit Committee. The Audit Committee is responsible for (i) selecting an independent public accountant for ratification by the stockholders, (ii) reviewing material accounting items affecting the consolidated financial statements of the Company, and (iii) reporting its findings to the Board of Directors. The Audit Committee met four (4) times during the fiscal year ended February 29, 2004.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee's job is one of oversight as set forth in its charter. It is not the duty of the Audit committee to prepare the Company's financial statements, to plan or conduct audits, or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Company's management is responsible for preparing the Company's financial statements and for maintaining internal control and disclosure controls and procedures. The independent auditors are responsible for auditing the financial statements and for expressing an opinion as to whether those audited financial statements fairly present the financial position, results of operations, and cash flows of the Company in conformity with generally accepted accounting principles.

The Audit Committee has reviewed and discussed the Company's audited consolidated financial statements with management and with Radin, Glass & Co., LLP, the Company's independent auditors for 2004.

The Audit Committee has discussed with Radin, Glass & Co., LLP the matters required to be discussed by Statement on Auditing Standards No. 61.

The Audit Committee has received from Radin, Glass & Co., LLP the written statements required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed Radin, Glass & Co., LLP's independence with Radin, Glass & Co., LLP, and has considered the compatibility of non-audit services with the auditor's independence.

Based upon the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended February 29, 2004 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended, subject to stockholder approval, the selection of Radin, Glass & Co., LLP as the Company's independent auditors for 2005.

This report of the Audit Committee shall not be incorporated by reference into any of the Company's future filings made under the Exchange Act or the Securities Act, and shall not be deemed to be soliciting material or to be filed with the SEC under the Exchange Act or the Securities Act.

THE AUDIT COMMITTEE

Samuel Schwartz
Donald F. Mowbray

OTHER EXECUTIVE OFFICERS

In addition to Dr. Christopher L. Coccio, the following persons are executive officers of the Company.

VINCENT F. DEMAIO, 66, has been Vice President of Manufacturing of the Company since March 2003. He joined the Company in August 1991 as Production Manager and has served as Field Service Manager and Director of Operations. Prior to joining the Company, Mr. DeMaio was an independent real estate developer from 1987 to 1991. From 1956 to 1987, Mr. DeMaio was employed by IBM Corporation in various manufacturing positions, the last being Manufacturing Supervisor over 600 employees.

R. STEPHEN HARSHBARGER, 36, has been Vice President of the Company since June 2000. He joined the Company in October 1993 as a Sales Engineer and served in various sales management capacities from 1997 to 2000. Prior to joining the Company, Mr. Harshbarger was the Sales and Marketing Coordinator at Plasmaco, Inc., a developer and manufacturer of state-of-the-art flat panel displays. He is a graduate of Bentley College, with a major in Finance and a minor in Marketing.

EXECUTIVE COMPENSATION

The following table sets forth the aggregate remuneration paid or accrued by the Company for Fiscal Years ended February 28, 2004, 2003 and 2002, for each named officer of the Company. No other executive officer received aggregate remuneration that equaled or exceeded $100,000 for the Fiscal Year ended February 29, 2004.

                           SUMMARY COMPENSATION TABLE

                                                                            Long Term
                                      Annual Compensation              Compensation Awards
                                      -------------------              -------------------
Name and                                                               Securities Underlying     All Other
Principal Position         Year       Salary ($)   Bonus ($)               Options (#)       Compensation ($)(1)
----------------------------------------------------------------------------------------------------------------
Christopher L. Coccio      2004        $129,970     $17,500                          0             $1,244
CEO, President and         2003        $124,462      $7,500                    275,000             $1,260
   Director                2002(2)      $92,354     $40,000                    200,000               $178

R. Stephen Harshbarger     2004        $105,854      $4,375                          0               $927
Vice-President             2003         $88,196      $1,200                     20,000               $996
                           2002         $90,520      $5,000                     15,000               $207

(1) Dollar amounts are Company contributions under the Company's retirement plan.
(2)   Dr. Coccio became an employee of the Company as of May 7, 2001.

STOCK OPTION PLAN

As of June 25, 2004, the Company had in effect the 1993 Stock Incentive Plan, as amended (the "1993 Plan") and the 2003 Stock Incentive Plan (the "2003 Plan). As of June 25, 2004 there were outstanding options to purchase an aggregate of 471,737 shares of common stock at prices ranging from $.09 to $1.625 per share and 1,406,000 shares were reserved for option grants.

1993 Stock Incentive Plan

Under the 1993 Plan, options have been granted to officers, directors, consultants and employees of the Company and its subsidiaries to purchase the Company's common shares. Options granted under the 1993 Plan expire on various dates through 2013. There can be no further grants under the 1993 Plan.

2003 Stock Incentive Plan

Under the 2003 Plan, options can be granted to officers, directors, consultants and employees of the Company and its subsidiaries to purchase up to 1,500,000 of the Company's common shares. No options were granted under the 2003 Plan during the Fiscal Year ended February 29, 2004.

Under both the 1993 and 2003 Plans, option prices must be at least 100% of the fair market value of the common stock at time of grant. For qualified employees, except under certain circumstances specified in both the 1993 and 2003 Plans or unless otherwise specified at the discretion of the Board of Directors, no option may be exercised prior to one year after date of grant, with the balance becoming exercisable in cumulative installments over a three year period during the term of the option.

The following table sets forth information regarding option exercises during the Fiscal Year ended February 29, 2004, as well as any unexercised options held as of February 29, 2004 by each named executive who received in excess of $100,000 in salary and bonus.

Aggregate Option/SAR Exercises in Last Fiscal Year and Fiscal Year End Option/ SAR Values

                                                         Number of Securities Underlying     Value of Unexercised
                                Shares                         Unexercised Options           In-the Money Options
                              Acquired on     Value           at Fiscal Year End (#)         At Fiscal Year End ($)
Name                          Exercise (#)  Realized ($)    Exercisable  Unexercisable     Exercisable  Unexercisable
---------------------------------------------------------------------------------------------------------------------
Christopher Coccio               39,766         0             455,234           0           $233,482         $0

R. Stephen Harshbarger              0           0              85,000           0            $38,300         $0

Description of 401 (k) Plan

Effective April 1, 2000, the Company instituted the Sono-Tek Corporation 401(k) Plan ("401(k) Plan") for employees of the Company, its subsidiaries and affiliates pursuant to the Internal Revenue Code. Under the 401(k) Plan an eligible employee could elect to make a salary reduction of up to 20% of his compensation as defined in the plan. In January 2002 the Company instituted a matching of up to 1% of an employee's compensation, depending upon a matching formula. Employee contributions for any calendar year are limited to a specific dollar amount that is indexed to reflect inflation.

Beneficial Ownership of Shares

The following information is furnished as of June 25, 2004, to indicate beneficial ownership of the Company's Common Stock by each Director and each nominee for Director, by each named executive officer who has a salary and bonus in excess of $100,000, by all Directors and executive officers as a group, and by each person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock. Such information has been furnished to the Company by the indicated owners. Unless otherwise indicated, the named person has sole voting and investment power.

 Name (and address if                                     Amount
   more than 5%) of                                    Beneficially
   Beneficial owner                                       Owned         Percent
--------------------------------------------------------------------------------
Directors and Officers
   *Harvey L. Berger                                     386,700(1)       3.5%
   *Christopher L. Coccio                                483,333(2)       4.4%
    Vincent F. DeMaio                                     76,159(3)        **
   *R. Stephen Harshbarger                                85,000(4)        **
    Edward J. Handler, III                               103,158(5)        **
   *Donald F. Mowbray                                     20,000(6)        **
   *Samuel Schwartz                                    1,564,557(7)      14.2%
    Philip Strasburg                                       5,000           **
                                                       ---------

All Executive Officers and Directors as a Group (7)    2,623,158(8)     24.67%

Additional 5% owners
   Herbert Spiegel                                       766,341(9)       7.0%
   425 East 58th Street
   New York, NY  10022

   Norwood Venture Corporation                         1,597,168(10)     14.1%
   65 Norwood Avenue
   Montclair, NJ 07043

*     c/o Sono-Tek Corporation, 2012 Route 9W, Milton, NY  12547.
**    Less than 1%

(1) Includes 4,000 shares registered in the name of Dr. Berger's wife and 65,000 options currently exercisable issued under the 1993 Plan.
(2)   Includes 20,000 options currently exercisable issued under the 1993 Plan.
(3) Includes 6,159 shares registered in the name of Mr. DeMaio's wife and 50,000 options currently exercisable issued under the 1993 Plan.
(4)   Includes 7,500 options currently exercisable under the 1993 Plan.
(5)   Includes 31,579 shares registered in the name of Mr. Handler's wife.
(6)   Includes 20,000 options currently exercisable issued under the 1993Plan.
(7) Includes 40,000 options currently exercisable issued under the 1993 Plan and 252,649 warrants currently exercisable issued on April 30, 2001 in conjunction with a loan made to the Company.
(8) Includes 202,500 options currently exercisable issued under the 1993 Plan and 252,649 warrants issued on April 30, 2001 in conjunction with a loan made to the Company. Does not include 65,000 options under the 2003 Plan which are not currently exercisable.
(9) Includes 252,649 warrants currently exercisable issued on April 30, 2001 in conjunction with a loan made to the Company.
(10) Includes 1,100,000 warrants currently exercisable issued on September 30, 1999, 244,444 warrants currently exercisable issued on December 20, 2000, and 203,591 warrants currently exercisable issued on April 30, 2001, all in conjunction with a loan, as amended, made to the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Norwood loans - On April 30, 2001, in order to induce the advance of an additional $300,000 by Norwood, certain of the Company's directors, an officer and an affiliate of the Company participated in the amount of $216,750 in the additional mezzanine financing. Interest expense of $103,617 was paid to Norwood and $26,571 was forwarded to these individuals during Fiscal Year 2004. During February 2004, an officer of the Company exercised 24,444 warrants to purchase the Company's common stock through Norwood. Coincident with this transaction $10,000 of principal loaned by Norwood was repaid and was in turn repaid to this officer.

Debt Exchange - related party -

During February 2004 loans, accrued interest and prior year consulting fees due to the Chairman of the Company in the amount of $123,827 were exchanged for 294,825 shares of common stock valued at $.42 per share. The debt to equity conversion price was negotiated independently with other third party creditors on an "arms length" basis.

Warrant issuance - related party-

During February 2004 warrants to acquire 300,000 shares of the Company's common stock were exercised at $.30 per share by the Chairman of the Company for $90,000. The proceeds from this exercise were used to repay prior year loans due to the Chairman.

Intellectual Property Counsel-

Mr. Edward J. Handler III, nominee for the Company's Board of Directors is a Partner of the law firm of Kenyon & Kenyon. During the fiscal year ended February 29, 2004 the Company paid $10,200 in fees to his firm.

Section 16(a) Beneficial Ownership Reporting Compliance

The Company is not aware that any reports required by Section 16(a) were not filed on a timely basis.

                 ITEM 2. RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors has appointed Radin, Glass & Co., LLP, Certified Public Accountants, to audit the books of account and other records of the Company for the fiscal year ending February 28, 2005. In the event of a negative vote, the Board of Directors will reconsider its election. The Audit Committee of the Company's Board of Directors determined the independence of the Company's auditors and recommended their re-appointment to the Board of Directors. Fees paid to the auditors, Radin, Glass & Co., LLP, for the last two fiscal years are as follows:

                                              Audit Services    Tax Returns
                                              --------------    -----------
       Fiscal year ended February 29, 2004       $27,500          $4,500
       Fiscal year ended February 28, 2004       $24,500          $4,500

A representative of Radin, Glass & Co., LLP is expected to be present at our Annual Meeting, will have an opportunity to make a statement if he desires, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF RADIN, GLASS & CO., LLP.

                              ITEM 3. OTHER MATTERS

The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. Unless otherwise directed, all shares represented by Proxies will be voted in favor of the proposals of the Board of Directors described in this Proxy Statement. If any other matters come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters according to their best judgment.

Expenses

The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Proxy and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expense of such solicitations. The original solicitation of Proxies by mail may be supplemented by telephone and facsimile by officers and other regular employees of the Company but no additional compensation will be paid to such individuals.

Future Shareholders Proposals

Proposals of shareholders intended to be presented at the next annual meeting (expected to be held in August 2005) under SEC Rule 14a-8 must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting (expected to be mailed in mid-July 2005) not later than March 15, 2005.

Notice of shareholder matters intended to be submitted at the next annual meeting outside the processes of Rule 14a-8 will be considered untimely if not received by the Company by June 8, 2005. The discretionary authority described above with respect to other matters coming before the meeting will be conferred with respect to any such untimely matters.

Signed:


/s/Claudine Y. Corda
--------------------
Claudine Y. Corda

July 16, 2004

                              FORM OF PROXY CARD               Please mark your
                                                               votes as in this
                                                               example

                       FOR all nominees      WITHHOLD AUTHORITY
                       listed at right          to vote for
                      (except as marked)   nominees listed at right

                                                          Nominees:
1.  The election of four (4)                              Dr. Donald F. Mowbray
                                                          Edward J. Handler, III
   Directors of the Company.                              Samuel Schwartz
                                                          Philip Strasburg

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list to the right)

                                                FOR       AGAINST      ABSTAIN

2.    Ratification of the appointment of
      Radin, Glass & Co., LLP as the
      Company's independent auditors.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.

If no direction is made, this proxy will be voted FOR Proposals 1and 2.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED
ENVELOPE.

Your signature on this proxy is your acknowledgment of receipt of the Notice of Meeting and Proxy Statement, both dated July 16, 2004.

SIGNATURE(S): __________________________ Date: ___________
                     (Signature)

SIGNATURE(S): __________________________ Date: ___________
              (Signature if held jointly)

NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give title as such. If stockholder is a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              SONO-TEK CORPORATION
                      2012 Route 9W, Milton, New York 12547
           This Proxy is solicited on behalf of the Board of Directors

The undersigned shareholder(s) of Sono-Tek Corporation, a corporation organized under the laws of the State of New York, hereby appoints Claudine Y. Corda and Christopher L. Coccio and as my (our) proxies, each with the power to appoint a substitute, and hereby authorizes them, and each of them individually, to represent and to vote, as designated on the reverse side hereof, all of the shares of Sono-Tek Corporation, which the undersigned is or may be entitled to vote at the Annual Meeting of Shareholders to be held at the Inn at Buttermilk Falls, 220 North Road, Milton, New York 12547, at 10:00 A.M., New York time, on August 19, 2004, or any adjournment thereof. The Board of Directors recommends a vote FOR the proposals on the reverse side.

                  IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE